EXHIBIT 32.1

SARBANES-OXLEY ACT SECTION 906

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350

I, Robert E. Beach, the Chief Executive Officer of Commercial Bancshares, Inc. (the “Company”), certify that (i) the Annual Report on Form 10-K for the Company for the year ended December 31, 2014 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert E. Beach

Chief Executive Officer
Dated: March 16, 2015